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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09000
                                   ---------------------------------------------

                                 Oak Value Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


3100 Tower Boulevard, Suite 700       Durham, North Carolina      27707
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip code)

                               Larry D. Coats, Jr.

Oak Value Capital Management, Inc. 3100 Tower Blvd., Suite 700 Durham, NC 27707
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (919) 419-1900
                                                    ----------------------------

Date of fiscal year end:         June 30, 2003
                         -----------------------------

Date of reporting period:         June 30, 2003
                          -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                  ANNUAL REPORT
                                  June 30, 2003


                                     [LOGO]
                                 OAK VALUE FUND


                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                           August 15, 2003
================================================================================

To Our Shareholders:

The tagline "how do you spell relief?" from an old commercial comes to mind when considering market activity and the Oak Value Fund (the "Fund") performance since our semi-annual letter in December 2002. At that time, we had just closed out the worst calendar year performance since the Fund's inception, and things got somewhat worse as price declines continued in early 2003. So we aren't quite sure how to commit to paper the practically audible collective sigh breathed by investors during the past few months as the situation has improved dramatically. Neither "R-O-L-A-I-D-S" nor "Phew!" quite does it justice, but if you own stocks and haven't been in a coma since last year some time, you probably know what we mean.

All major stock indices recorded double digit positive results in the three months ended in June, as an improved environment for equity prices broadly accompanied the cessation of full scale military activity in Iraq. The Fund fully participated in the market rally that moved stock prices significantly off of their mid-March lows through the end of the June quarter that closed out the Fund's fiscal year. Courtesy of that sizable move upward the Fund posted a mildly positive +2.7% return for the fiscal year ended June 30. This represents the first return to positive trailing twelve month results in over a year, when the bear market's effects significantly impacted returns in mid-late calendar 2002. At this juncture as indicated in the table below, the Fund is ahead of its S&P 500 performance benchmark for all time periods, most importantly for the longer time periods which we believe represent the relevant time horizons for Fund shareholders.

         --------------------------------------------------------------
                             Average Annual Returns
                         for the Periods Ended 6/30/03
         --------------------------------------------------------------
                                                 Oak Value
                                                   Fund         S&P 500

         Three Months                              26.1%          15.4%
         --------------------------------------------------------------
         One Year                                   2.7%           0.3%
         --------------------------------------------------------------
         Three Years                                1.7%         -11.2%
         --------------------------------------------------------------
         Five Years                                 0.7%          -1.6%
         --------------------------------------------------------------
         Ten Years                                 12.4%          10.0%
         --------------------------------------------------------------
         Since Inception                           12.3%          10.0%
         --------------------------------------------------------------
         Inception is 1/18/93. Average annualized return shown for all periods longer than one year.
         --------------------------------------------------------------

The extreme stock price volatility lately experienced (it was especially pronounced since roughly mid-way through calendar 2002) in our view represents prima facie evidence of the distinction between price and value that is inherent in investing. For truly long term investors, dramatic price adjustments like those recently witnessed stand as a testament to the folly of market timing and of taking cues about the value of a business from the behavior of its stock price. Tracking the progress of an operating business is clearly more difficult and subjective than getting a price quote, but accepting the validity of the latter as a reflection of value on any given day (say, in March of 2000 or again in March of this year) can clearly be hazardous to your wealth. In our view, the stock prices recently posted and those of the lows a scant few months ago cannot both be right in reflecting value.

To be sure, our estimates of intrinsic value for the few companies we select for inclusion in the Fund portfolio are not validated by improved sentiment or changing stock prices, especially over such a short time frame. We remain confident that where our analysis is appropriate, value will ultimately be realized. Shifting sentiment and the price changes that often accompany it merely provide a mechanism to measure and periodically monetize those assessments in a portfolio context.

Having said all that, we certainly welcome the recent improvement in portfolio pricing. It sure does feel good to post sizable positive results - the best single quarter in the Fund's now ten year history. The Fund passed the important decade milestone in January of this year at a challenging time in the market. Despite the extreme volatility of the past five years, longer term (ten year and since inception) results are ironically positioned squarely in the range of both our expectations and long term equity market returns, as well as comfortably ahead of the unmanaged benchmark. Our efforts have met our original goals during the Fund's first ten years of operation and, while past performance is no guarantee of future results, we have no plans to vary our method of pursuing that outcome in the future. Our ongoing goal is to invest shareholders' capital in such a way that results both to 1) achieve a reasonable positive absolute return on that capital over a long time horizon (greater than five years) and 2) outperform the broad market, net of fees, over a similar time frame.

With recent results now on the books, "heigh-ho, heigh-ho, it's back to work we go." Our commitment to understanding the value of the underlying businesses of portfolio companies' held by the Fund remains both our focus and the largest determinant of our long term investment success. While on one end of the risk spectrum money market funds currently struggle to eke out a yield sufficient to cover their fees, a large number of stocks remain priced, in our view, at valuations that offer negligible upside and even less downside protection to investors. It is an interesting, and admittedly somewhat stressful, time to be an investor. We are certain that we have not seen the end of significant financial market volatility, and thus remain focused on the select few companies where we find both compelling opportunity and downside protection against erosion of real economic value over time.

The current economic backdrop is characterized by economic activity that remains subdued, sales and profit growth that are hard to find, interest rates which offer investors little return, aggregate market valuations that appear historically lofty (often for low quality businesses), and high stock price volatility. Against that context, we have confidence in the business profile and growth prospects of current Fund portfolio holdings, and in our disciplined approach to identifying new investment opportunities that meet our prospective return and safety criteria. We will provide additional portfolio detail in the Management Discussion and Analysis that follows.

We continue to advise Fund shareholders to maintain both modest return expectations and cautious optimism about the Fund's investment portfolio. While some of the immediate worries about the economy and the geopolitical environment have abated with the end of the formal Iraq conflict, new concerns can be counted on to replace those. Quarterly and calendar-to-date 2003 results are currently well above reasonable long term return expectations. Some of that is the periodic upside we count on to compensate for past periods of sub-par results. However, we also anticipate that some of the recent run of performance will be offset by future below-average or negative interim postings that will move long term results into the more modest range of 8-12% positive return expectations that we believe are reasonable. (We of course provide no guarantees with respect to prospective returns.) On average and over the long term, we expect a commitment to our time-tested investment principles to grow capital, though even that outcome is not a certain endeavor, and certainly not achievable in each and every part of a market cycle.

We'd like to take this opportunity to thank you for your patience and continued support, especially during the times when your Fund account market values likely made that patience a fully taxed virtue. We are appreciative of the commitment from our long term shareholders and hope to reward that patience over time with returns that are both respectable in the absolute and competitive with alternatives. We remain committed to the same business evaluation and stock selection processes that have served our shareholders well over time and welcome any questions or comments you may have. Please feel free to write us at 3100 Tower Boulevard, Suite 700, Durham, NC 27707, or email to info@oakvalue.com.

IMPORTANT POST - JUNE 30, 2003 INFORMATION:

We note with deep sadness an important event that occurred just after the June 30 close of the Fund's fiscal year. As many of you already know, George Brumley, III, co-manager to the Oak Value Fund, and eleven other members of his family were killed on Saturday evening, July 19 in a plane crash in Kenya, Africa. They were traveling on vacation when their charter flight crashed on Mount Kenya.

In light of this significant event, we thought it was important to let you know that there have been and will continue to be experienced hands at the helm of the Fund as we move through and beyond the recent difficult circumstances. David Carr and George shared the co-manager title and responsibilities for the Fund starting back in 1995, not long after the Fund's 1993 launch when David was the sole manager. As a practical matter, David became the sole manager of the Fund as of July 19 for a brief period of time. Subsequently, we recently added Matthew F. Sauer and Larry D. Coats, Jr., two experienced partners at Oak Value Capital Management, Inc. ("Oak Value"), to serve as co-managers of the Fund with David going forward.

Importantly, we aren't breaking any new ground in this regard; the three of us have been working together doing company research and making investment decisions for nearly a decade. Matt is a Senior Vice President and Director of Research, and Larry recently assumed the role of President and CEO at Oak Value and both have been members of Oak Value's Investment Committee for nearly a decade. Matt and Larry are and have been important members of Oak Value's management and investment teams for many years and have a lot to do with the success we have historically achieved. We have had a very effective team approach in place at Oak Value that has been impacting the decisions we have implemented at the Fund for some time. We have worked together as a team under the formal structure of Oak Value's Investment Committee for a significant period of time.

We have prepared a correspondence that provides details about the challenging but manageable process we have followed in making adjustments to our organization to maintain and sustain it in its focus on our clients and Fund shareholders. It is available on the Fund's website at www.oakvaluefund.com, by request from us at 800-680-4199, email at info@oakvalue.com, or via "snail mail" at Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, NC 27707.

George was a leader, mentor, good friend and an exceptional person of boundless energy and enthusiasm, and we are shocked and saddened by his sudden passing along with his wife Julia and their family. Those of you that knew George know that he was an outstanding human being and a respected professional. George was a good longtime manager and colleague, but he was first and foremost a very dear friend. He was deeply committed to his family, his business, his clients, and Oak Value Fund shareholders.

While we will miss George from a personal perspective more than any other, we will most certainly miss his contributions to our investment approach. Fortunately, together we developed an investment team that has compiled an impressive track record of performance. We remain committed to the tradition that has generated that record. George was a person of passion and influence, and his spirit of character, integrity, diligence, energy, and enthusiasm and his respect for rational principles of investing underpin our organization. Those traits will continue to define our approach at the Oak Value Fund.


/s/ David R. Carr, Jr.

David R. Carr, Jr., Co-Manager


/s/ Larry D. Coats, Jr.

Larry D. Coats, Jr., Co-Manager


/s/ Matthew F. Sauer

Matthew F. Sauer, Co-Manager

Note: Please see the IMPORTANT INFORMATION section of this report on page 15 for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

INTRODUCTION AND PORTFOLIO CONTEXT

2Q 2003 EQUITY RETURNS EASE ON DOWN THE ROAD

All major stock indices recorded positive double digit results in 2003's second calendar quarter, as an improved environment for equity prices moved stocks upward across the spectrum of company size, quality, "style" and trading exchange. The small and mid-cap S&P indices and the Equal Weighted S&P 500 outperformed the conventional S&P 500 index (where larger companies are given more weight) by several percentage points, indicating broad rather than narrow participation in price improvement.

Lingering concerns that had weighed heavily on investor psychology diminished enough to pave the way for a broad rally in stock prices that was as sharp as it was unanticipated. The shift in sentiment was evidenced by the flow of funds back into stock mutual funds. What began as a trickle of a few hundred million dollars in March, after many months of net redemptions, swelled to billions in net purchases in each succeeding month of the second quarter.

The initial success of coalition military activity in Iraq occurred early in the quarter and tilted sentiment to the positive on the geopolitical front for the first time in a good while. Economic indicators remain weak to mixed, though the stimuli of dual interest rate and tax cuts also seem to have buoyed investor expectations for long term improvement in jobs, sales and profits.

As longtime readers know, we are skeptical of the usefulness of judgments or pronouncements about the level of the stock market and even more suspicious of investor sentiment as a predictor of future returns. We observe that while some of the immediate worries about the economy and the geopolitical environment have abated with the end of the formal Iraq conflict, new concerns will arise to replace them in the mind of a mercurial investing populace.

                TOTAL RETURN - THREE MONTHS ENDED JUNE 30, 2003

                                  [BAR CHART]

  26.1%     21.0%     19.9%     18.8%     16.8%     12.2%     15.4%     13.1%
  ---------------------------------------------------------------------------
   Oak      NASDAQ     S&P       S&P/    Lipper     S&P/       S&P       Dow
  Value               Small     Barra    Average   Barra       500      Jones
  Fund               Cap 600    Value      US      Growth
                                         Equity
                                          Fund

PORTFOLIO UPDATE

"OZ NEVER DID GIVE NOTHIN' TO THE TIN MAN THAT HE DIDN'T,  DIDN'T ALREADY HAVE."
- America

We have not implemented dramatic portfolio changes in response to recent market fluctuations in an attempt to sidestep temporary losses, nor have we latched on to recently hot stocks to boost short term performance. The Fund's portfolio turnover was under 30% during its fiscal year ended June 30, 2003 compared to an investment management industry that regularly reports well over 100% on average, and hedge funds, which with their more aggressive strategies and shorter measurement horizons are almost certainly integer multiples of that.

We largely stayed the course with the existing positions we had established, based on our assessment that their underlying businesses were performing well at a time when stock prices were not reflecting their long term value, presenting what we believed to be sizable prospective return opportunities. At various points during the past twelve months, particularly in March 2003, we had publicized our conviction that price levels in the Fund portfolio were planted firmly in irrationally undervalued territory. For some number of months now, we have maintained the view that against an improved context (i.e. a better economy, less skepticism of company financial results, an improved geopolitical situation), the same companies would likely be seen - and valued - differently.

Against the backdrop of just such an improved outlook, the Fund portfolio participated meaningfully in the March-June 2003 stock market rally that moved prices significantly off of their early spring lows. Portfolio performance over that time period lifted the Fund's fiscal year result into positive territory, compensating for the price deterioration that occurred in the summer of 2002 and early 2003. The recent improvement is attributable to more than a rising "market effect," as roughly two thirds of the companies held in the Fund posted quarterly percentage gains that exceeded that of the S&P 500 from March through June, some dramatically so. Viewed from a Business Category perspective, the Fund gained ground in every segment during 2003's second calendar quarter, with all but three portfolio companies posting double digit returns for the quarter. Comcast and Partner Re posted single digit price changes for the quarter and AFLAC was the only portfolio holding to decline.

         --------------------------------------------------------------
                             Average Annual Returns
                         for the Periods Ended 6/30/03
         --------------------------------------------------------------
                                                 Oak Value
                                                   Fund         S&P 500

         Three Months                              26.1%          15.4%
         --------------------------------------------------------------
         One Year                                   2.7%           0.3%
         --------------------------------------------------------------
         Three Years                                1.7%         -11.2%
         --------------------------------------------------------------
         Five Years                                 0.7%          -1.6%
         --------------------------------------------------------------
         Ten Years                                 12.4%          10.0%
         --------------------------------------------------------------
         Since Inception                           12.3%          10.0%
         --------------------------------------------------------------
         Inception is 1/18/93. Average annualized return shown for all periods longer than one year.
         --------------------------------------------------------------

The improvement on both a relative and absolute basis was largely, though not exclusively, generated by positions that had hampered the Fund's performance, particularly during the July to September 2002 period that opened the Fund's just-finished fiscal year ended in

                 -----------------------------------------------
                          BUSINESS CATEGORY ALLOCATIONS

                                  [BAR CHART]
                 -----------------------------------------------

                                          6/30/2003     12/31/2002
                                          ---------     ----------
        Cash & Equivalents                   8.20%         2.00%
        Consumer Related                    10.75%        10.00%
        Diversified                         16.42%        17.00%
        Finance Related                     10.85%        12.00%
        Health Care                          3.51%         9.00%
        Insurance                            8.85%        11.00%
        Marketing Services                   4.04%         4.00%
        Media                               16.46%        17.00%
        Technology                          10.02%         9.00%
        Telecom                             10.90%         9.00%


June. The meeting of expected financial and operating milestones coupled with improved investor confidence helped regain a portion of the previous price declines that occurred in companies such as Charter Communications, Cendant, Constellation Brands, and AOL Time Warner. These were generally the best performers during the June 2003 quarter, resulting from a combination of sizable portfolio commitments and substantial positive price performance. Interpublic Group, Ambac, and Waters also contributed meaningfully to performance in the closing months of the Fund's fiscal year.

Of course we aren't yet in celebratory mode, mindful that we aren't necessarily out of the woods (or is it the enchanted forest?) in terms of stock price volatility. We are encouraged by the return to positive results for the trailing fiscal year, though we recognize that generally, with the exception of shareholder accounts with over five years of history with the Oak Value Fund, price improvement through June has largely been making up for lost ground rather than significantly growing capital, the desired outcome for which we strive. Over longer time horizons, we certainly continue to strive for annualized results that are significantly higher in absolute terms than the barely positive offerings of the past few years of bear market influenced results. We cannot control the market of course, but continue to believe that if we find good businesses and maintain focus on tracking their progress, reasonable returns on capital will be available to those who acquired them with price discipline firmly in mind.

In that regard, it has been satisfying to witness meaningful recent stock price appreciation in several portfolio positions where we had maintained that their ongoing progress and long term business values were inconsistent with quoted stock prices. Particularly for Fund portfolio companies that have spent time in the investor/media "doghouse" for alleged sins that in our view range from substantive but manageable to spurious, stock price behavior in our view from April to June of this year began to more closely track rationality as opposed to negative emotions. Recent price appreciation has helped to mitigate paper losses for several portfolio positions with which we had remained patient.

Overall, the portfolio businesses that have largely improved Fund performance are essentially the same ones that had cost the Fund performance previously. They remain in our view much as they were when their stock prices were significantly lower and investors were avoiding them like the plague. Absent a change in facts and circumstances, they would in our view also be the same if their stock prices retreated to March 2003 levels tomorrow (we're thinking and hoping not, however). What has shifted is how investors feel about these and other companies, and about the world at large, and therefore the price tag they are willing to attach to businesses via recent stock prices. In our opinion, what we had to say in the past about their competitive advantages and compelling investment characteristics is as valid today as when their stock prices were being assailed.

The world is dynamic rather than static of course, and some changes of substance have occurred that arguably have moved individual intrinsic values around some. AOL Time Warner and Interpublic have sold assets, reduced debt, and generally improved their capital structure. Cendant is using its prodigious cash flow to buy back debt and stock. Charter's liquidity position has improved substantively since March. Regardless of what has happened to stock prices along the way, we consider the most important issue to be that these companies maintain healthy underlying businesses that are producing cash to support both existing operations and the balance sheet de-leveraging that has become so popular with investors (and in Charter's case was much needed) in the wake of 2002's credit crunch. Happy as we may be to report it, we don't believe recent stock price appreciation has provided these companies anything that they did not already possess.

PORTFOLIO OUTLOOK

"AS FOR YOU, MY FINE FRIEND, YOU ARE A VICTIM OF DISORGANIZED THINKING. YOU ARE UNDER THE UNFORTUNATE DELUSION THAT SIMPLY BECAUSE YOU RUN AWAY FROM DANGER, YOU HAVE NO COURAGE. YOU'RE CONFUSING COURAGE WITH WISDOM." - Wizard of Oz to the (formerly) Cowardly Lion

Risk cannot be avoided in investing; it must rather be managed, often by selection of which risks to confront or embrace, and which to avoid. It is in this regard that we find relevant insight in the above quote that might otherwise seem unrelated to financial affairs. Sizable price declines in many stocks led many investors to embrace the wisdom of fleeing the scene, i.e., selling stocks as prices fell earlier this year until the outcome "appeared clearer." It required no small measure of conviction to stay the course in a number of portfolio positions given their plunging share prices over the past year.

We read someplace recently that shrewd investors make most of their money in tough markets; they just don't know it at the time. The good news about bear markets is that they typically offer selective but sizable prospective returns for patient investors. Those willing and able to bear the burden of immediate risk in security price, traded off against the chance for long term gains, have often been rewarded handsomely. The bad news is that the wait usually doesn't feel terribly comfortable. While price declines persist, current price quotations can seem painfully real compared to an uncertain outcome.

--------------------------------------------------------------------------------------------------
                                         TOP TEN HOLDINGS
                                        AS OF JUNE 30, 2003
--------------------------------------------------------------------------------------------------
COMPANY                  PRIMARY BUSINESS                                  S&P SECTOR
--------------------------------------------------------------------------------------------------
Ambac Financial Group    Financial Guarantee Insurance                     Financials
--------------------------------------------------------------------------------------------------
AOL Time Warner          Entertainment Media                               Consumer Discretionary
--------------------------------------------------------------------------------------------------
Berkshire Hathaway       Reinsurance and Capital Allocation                Financials
--------------------------------------------------------------------------------------------------
Cendant                  Travel, Hospitality, and Mortgage Finance         Industrials
--------------------------------------------------------------------------------------------------
Charter Communications   Entertainment and Information Services            Consumer Discretionary
--------------------------------------------------------------------------------------------------
Comcast                  Entertainment and Information Services            Consumer Discretionary
--------------------------------------------------------------------------------------------------
Constellation Brands     Wine, Beer & Spirits Production/Distribution      Consumer Staples
--------------------------------------------------------------------------------------------------
Dow Jones                Newspaper Publishing & Information                Consumer Discretionary
--------------------------------------------------------------------------------------------------
E. W. Scripps            Newspaper Publishing & Entertainment              Consumer Discretionary
--------------------------------------------------------------------------------------------------
XL Capital               Property & Casualty Insurance/Reinsurance         Financials
--------------------------------------------------------------------------------------------------

The sizable gulf that we had contended stood between portfolios' quoted market prices and intrinsic value has narrowed substantively in what can fairly be described as a sea change in valuation over the span of a few weeks that closed out the Fund's latest fiscal year. Fortitude has lately been rewarded with sizable portfolio appreciation, though having lived through that time period, we certainly wouldn't call it the "easy money" phase. At times it seemed like the refrain from "If I Only Had A Brain" was an undertone during discussions we held earlier this year about holdings in then much underwater positions.

We currently find ourselves at an interesting juncture. Given the recent gains in the Fund's portfolio, there are clearly fewer and smaller bargains available now than there were this past winter or last summer and fall. Nonetheless, because several portfolio positions entered the recent upswing at extremely depressed stock price levels relative to their intrinsic values, they remain at discounts to our estimates of their value even after sizable percentage gains. Price appreciation alone (from a low base) is no more justification to sell in our view than was the converse three months ago. Though we trimmed a few positions where the price/value gap has narrowed, we are by and large staying the course with current portfolio weightings and have even managed to selectively add to them on interim downside volatility. We did exit one position (Scientific Atlanta, see discussion in the PORTFOLIO ACTIVITY section below) where the short term increase in its stock price moved it inside our estimated range of the intrinsic value of the business, but even there, price change was not the sole motivating factor.

Overall, we remain cautiously optimistic about current portfolio positions, while paying close attention to the business progress that will most influence their ultimate value. We are also working diligently in researching new potential investments, though overall market appreciation has made finding a current entry price a somewhat more challenging exercise. We will continue to build our knowledge about a few select businesses and remain disciplined about the acquisition price discount we consider attractive. Historically, the work of building that knowledge base has proven its eventual value in the form of portfolio actions we ultimately take.

WE WERE JUST THINKING

Far from ignoring the essence of the Wizard's "discretion is the better part of valor" admonition to the lion, we are keeping it planted quite firmly in mind as the investment landscape continues to shift. Sizable positive returns of the past few months are a welcome change, but we all know such short term results can turn on a dime. Few commentators, rightly we think, are prepared to label the most significant concerns of the past few years as "problems solved." Uncertainty about terrorism's cost, varying degrees of political and geopolitical unrest and to some degree economic cyclicality are permanent fixtures of the investment landscape that will ebb and flow as major and minor concerns over time. We definitely aren't in Kansas anymore, in terms of a predictable, familiar societal backdrop, if we ever were there to start with. We certainly don't think all of the risk of equity investing is gone because we've had one good quarter, and the world hasn't magically just gotten better overnight. In spite of a bear market, some investors' irrational exuberance remains, at least judging by anecdotes of nosebleed valuation measures for the NASDAQ Index as a whole, as well as for a handful of technology and other companies.

In our estimation, there are a few important macro level factors that are worth noting and thinking about. The investment landscape remains characterized by a tepid economy, sales and profit growth are difficult for companies to generate, interest rates offer investors little return, and reported market valuations appear historically lofty, often for what are rather low quality businesses. We continue to observe selected (but still persistent and occasionally sizable) examples of asset mis-valuation as well as financial characterizations that are not fully reflective of economic reality but have meaningful implications for equity owners (i.e., stock options and post-retirement liability accounting). The ability of bad management to do serious damage to equity investors is, in our recent observation, worse than we had feared (and we were pretty pessimistic on that front to start with). Finally, we suspect that in the wake of large portfolio losses and shortfalls of both corporate accounting and accountability, investor mistrust is unlikely to fade into the background because of a few short weeks of stock market profits.

Concurrently, we resist the temptation to seek the "safety" of the sidelines as often advised by an ever-fickle media. In the wake of the second quarter's strong returns, a cautionary refrain making the rounds is that "stocks" (so often glibly spoken of in the press as if they were just one giant monolithic index fund entity - doesn't Vanguard just wish!) are overvalued based on high reported aggregate or individual P/E ratios or based on a recent percentage gain being "ahead of itself." We don't care to defend the valuation of the whole stock market, nor even of many of its constituents that are not also portfolio holdings. Many may be overvalued, but we have found that such broad concerns are often grounded in misguided logic, and oversimplifications are often parroted without much scrutiny. As such, they represent "dangers" better faced with knowledge, insight and judgment rather than fled from. To offer just two simple caveats to such trite concerns over P/E ratios, we point out that competing investments (interest rates on fixed income investments) offer their lowest returns in a generation, and that P/E ratios are at their highest at two points - price peaks and earnings troughs.

Additionally, we reiterate that "the market" doesn't much matter. Over time, equity shareholders usually benefit from the progress made by superior businesses, purchased at reasonable prices, and there are nearly always good businesses available to the disciplined investor. Assets purchased between 10 and 15 times their earnings offer "earnings yields" between 6.5% and 10%, with the potential (not a guarantee of course) for growth if the franchise is defensible, often on a tax deferred basis until sale. We think we have found a few such examples over the years and even of late, despite a sharply rising market. Where available, such opportunities currently offer considerable advantage over and above available investment alternatives.

There are of course no guarantees in the investment business. Having solid principles, along with maintaining discipline and diligence in applying them, can mitigate, but not eliminate, risk. We feel comfortable pursuing a strategy of selecting a few businesses that we believe can sustain and grow their value over long periods of time. In the short run, price is influenced by future hopes, current fears, and general unrest. Over the long term, stock prices have shown a history of ultimately tracking and reflecting business value, which is determined by sales and cash production. Timing, opportunity cost, interest rates, inflation, investment structure, management and stewardship of capital, and many other factors all matter. But none is so fundamental or matters as much as the basic building block of cash flow. That's where we will continue to focus our research effort. Our confidence remains that where our analysis is appropriate value will ultimately be realized, despite the periods of interim paper losses caused by price volatility, a market factor which we are reasonably sure has not been banished. Of course that's just our opinion.

PORTFOLIO ACTIVITY

Portfolio activity continued to be relatively muted during the first half of calendar 2003, as summarized in the table below. Including the sole addition of Ross Stores this past calendar quarter, we added four new companies to the Fund portfolio over the twelve months ended in June. For the same period, we eliminated portfolio exposure to eight positions. In the eighteen months since the beginning of 2002, we initiated positions in eight new companies and currently maintain weightings in six of those eight.

Our portfolio actions in the Fund are not of course determined by some grand plan for either number of companies owned, added, or eliminated. We also do not target a specific percentage level of portfolio turnover. Rather, we are motivated to trade opportunistically, reacting to the price-value relationships as they vary over time in the relatively few companies in which we currently or prospectively choose to maintain positions on behalf of the Fund.

During the second quarter 2003, we added one new and eliminated two prior portfolio positions.

                     --------------------------------------
                                  Calendar 2003
                             Purchase / Sale Activity
                     --------------------------------------
                     PURCHASED      Ross Stores
                     --------------------------------------
                     SOLD           Household International
                                    Schering Plough
                                    Scientific Atlanta
                                    Tupperware
                     --------------------------------------

PURCHASES

Occasionally, we find good business niches and attractive valuation in the specialty retail area, and recently added Ross Stores, the second largest off-price specialty retailer in the country, to the Fund portfolio. In our view, continued difficulties for traditional department store retailers, clothing producers' desire for sales volume, and consumers' price-conscious behavior combine to support Ross' niche strategic positioning in offering a broad selection of branded merchandise at value prices. Their current limited geographic footprint presents growth opportunities that when combined with their traditionally attractive store economics represents to us a compelling investment opportunity at a reasonable entry price (roughly ten times expected earnings). We categorize Ross as an undervalued company relative to its reasonable prospects, and expect increased store count plus organic growth to contribute to growing sales and earnings.

SALES

We sold the Fund's position in Schering Plough during 2003's calendar first quarter. The company had experienced several business setbacks during the course of ownership in the Fund, including greater than expected competition for their hepatitis therapy, a disappointing transition of their next generation allergy franchise, a potential slowdown in the roll out of their new cholesterol reducing compound, and management turnover.

One or more of these negative outcomes may have been surmountable; all of them combined to create an adjusted financial and risk profile for the company. In the context of our evaluation of its changing circumstances, we concluded that even the recent price to which Schering Plough's shares had been reduced left us with an inadequate margin of safety to warrant continued capital commitment. When we (occasionally) reach such a conclusion in an evaluation of an existing portfolio business, there has clearly been a change relative to our original investment assumptions and thesis, and we sell.

We also eliminated the Fund's position in Household International in February, as the closing date of its acquisition transaction by HSBC drew nearer. Value may accrue going forward in the combined business, and HSBC is a fine company, but it is not the one we set out to own for shareholders.

We also eliminated positions in both Tupperware and Scientific Atlanta during the second calendar quarter. Tupperware has struggled to generate growth in its sales or earnings, even after allowing for the effects of a slow economy. Shifts to sales channels beyond their traditional direct sales method (retail presence via Target, mall kiosks, and the internet) have not contributed to improved financial results. We have great respect for Tupperware's products and brand name, but have concluded that their challenges in meaningfully growing sales and profits are likely to continue. We also sold the Fund's position in Scientific Atlanta, the cable equipment and set-top box maker. While our optimism for the cable television business remains high, we have come to view the equipment suppliers' strategic placement relative to their large (increasingly concentrated, and becoming more so) cable customers and their competitors/substitutes as a less attractive long term position in the industry value chain. (As many of our shareholders well know, cable companies have been under pressure to deliver on the promise of their business investments by generating cash flow. Their three major costs are programming, equipment, and labor. The suppliers of the first two of those items are likely to get squeezed harder in a consolidated cable landscape, even as the unit volume of digital boxes expands over time. Additionally, integration of box features into new television products remains a longer term risk.) Significant second quarter stock price appreciation provided an opportunity for us to sell Scientific Atlanta positions at prices more reflective of intrinsic value and well above the market-panic-lows of a few short months ago.

FYI

We recently posted our latest thoughts on portfolio holding Berkshire Hathaway on the Fund's website (www.oakvaluefund.com) in the wake of our pilgrimage to the Berkshire annual meeting. We have been receiving favorable feedback about this year's installment (Forget Cars, Storms, Sharks, and Even the `Real Thing,' at Berkshire Hathaway, Cash is King!) from various circles and thank those of you who have given us your comments. We encourage you to read it if you have not yet had the opportunity and we of course welcome your comments.

We began a practice some time ago of publishing a portfolio commentary for the two calendar quarters (March and September) when we do not publish a full annual
(June) or semi-annual (December) Fund report. In order to help reduce Fund expenses, our practice is to deliver these interim portfolio commentaries only as part of another mailing we are already doing. We consider these quarterly summaries to be among our best communication vehicles for sharing our thoughts about portfolio progress, positioning, and activity, and encourage shareholders to read them. Copies of these commentaries can be obtained by calling us at 1-800-622-2474, and are available on our website (www.oakvaluefund.com) in both a current and archived area for older versions. We also make available a portfolio commentary for the June and December time periods (which is substantially similar to information which is ultimately included in the annual and semi-annual reports) via distribution on the website or by calling us.

CONCLUSION

After more than three plus years of a grinding bear market, it could accurately be said that a fair number of companies had stock prices residing this past March in a virtual Munchkinland. As we recall the story of the Wizard of Oz, the journey on the yellow brick road began with great fanfare from that diminutive borough, though a fair number of obstacles remained before a safe return to Kansas. Looking beyond the "feel-good" bounce of the general market rally, we remain committed to the business evaluation and stock selection processes that we believe have served Fund shareholders well over time.

We have confidence in the business profile and growth prospects of current Fund portfolio holdings against a backdrop where economic activity remains subdued and profitability and growth are increasingly difficult for companies to achieve broadly. For several of the portfolio positions most recently driving improved results, we are enthused about price improvement that we believed was a high probability at some point (though it remains far from inevitable). We recognize that in many cases, there is more than a fair share of ground to make up between former low stock prices and our original entry price targets and intrinsic value estimates.

Quarterly and to-date calendar 2003 results are currently well above reasonable long term equity market return expectations. Some of that is the periodic upside we count on to compensate for past periods of sub-par results in a fashion that every equity investor should be prepared for. However, we also anticipate that some of the recent positive performance will be offset by future below-average or negative interim postings that will move long term results into the more modest range of 8-12% positive return expectations that we believe is reasonable and prudent. The purchase of quality businesses - those with some meaningful advantages relative to competitors that enables long term growth - at prices discounted from their long term value, and run by able and honest management for shareholders, remains, in our opinion, a worthwhile investment exercise with opportunities for attractive returns relative to alternative uses of capital. Understanding the value of good businesses, with good management, purchased at attractive prices will, we believe, remain the largest determinant of long term investment success for the Oak Value Fund and its shareholders.

A NOTE OF THANKS...

We at Oak Value would like to take this opportunity to thank you for your patience and continued support, especially during the times when shareholder account values likely made that patience a fully taxed virtue. We are appreciative of the commitment from our long term shareholders and hope to reward that patience over time with returns that are both respectable in the absolute and competitive with alternative uses of capital. Future market environments are likely to challenge us all again, and losses, both paper and real, are certain to remain part and parcel of being an equity investor. Our commitment therefore, remains with the same business evaluation and stock selection processes that have served Fund shareholders well over time and we welcome any questions or comments you may have. We are appreciative of your commitment to those principles as well. Please feel free to get in touch with us
- call, write, or
email. Bonnie Stephens, our Shareholder Relations Manager, will be sure we answer your questions and address your concerns. She can be reached at 800-680-4199, via email at bps@oakvalue.com, or through "snail mail" at 3100 Tower Boulevard, Suite 700, Durham, NC 27707.

As always, thanks for your continued support.

.....AND ONE OF DEEP SADNESS

"AS FOR YOU, MY GALVANIZED FRIEND, YOU WANT A HEART. YOU DON'T KNOW HOW LUCKY YOU ARE NOT TO HAVE ONE. HEARTS WILL NEVER BE PRACTICAL UNTIL THEY CAN BE MADE UNBREAKABLE." - Wizard of Oz to the Tin Man

                                  IN MEMORY OF
                             GEORGE W. BRUMLEY, III
                                   1960-2003

IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This Management Discussion and the Letter to Shareholders seek to describe the Fund managers' current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on June 30, 2003 or held during the second quarter of 2003.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This Management Discussion and the Letter to Shareholders may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter and year, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Management Discussion and the Letter to Shareholders should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 06/30/03: One Year = +2.65%, Five Years = +0.70%, Ten Years = +12.44%, Since
Inception (1/18/93) = +12.26%.

For more information about the Fund, including objectives, strategies, risks, charges and expenses, please obtain a copy of the Fund's prospectus which is available at ww.oakvaluefund.com or by calling 1-800-622-2474.

                        Oak Value Fund is distributed by
                         Ultimus Fund Distributors, LLC

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX

                                [GRAPH OMITTED]

                                OAK VALUE FUND    S&P 500 INDEX
                                --------------    -------------
                 6/93               10,360            10,452
                 12/93              12,205            10,970
                 6/94               11,818            10,599
                 12/94              12,021            11,115
                 6/95               13,333            13,362
                 12/95              15,487            15,292
                 6/96               17,205            16,836
                 12/96              19,976            18,803
                 6/97               24,019            22,679
                 12/97              27,507            25,076
                 6/98               32,319            29,518
                 12/98              32,713            32,242
                 6/99               34,516            36,238
                 12/99              31,691            39,027
                 6/00               31,787            38,861
                 12/00              37,449            35,473
                 6/01               39,200            33,098
                 12/01              37,273            31,258
                 6/02               32,611            27,144
                 12/02              28,201            24,349
                 6/03               32,311            26,033

                 ----------------------------------------------
                                 OAK VALUE FUND
                         AVERAGE ANNUAL TOTAL RETURNS(A)
                             AS OF JUNE 30, 2003

                  1 Year          5 Years        10 Years
                   2.65%           0.70%          12.44%
                 ----------------------------------------------

           Past performance is not predictive of future performance.

------------------------------------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               YEAR-TO-
                                                                                                                 DATE       SINCE
                                                                                                                 2003     INCEPTION*
           CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR  CALENDAR   (AS OF      (AS OF
             1993*     1994      1995      1996      1997      1998      1999      2000      2001      2002   6/30/03)(B)  6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value
  Fund      22.04%    -1.54%    28.89%    28.99%    37.70%    18.93%    -3.12%    18.17%    -0.47%   -24.34%    18.70%     234.74%
S&P 500
  Index      9.60%     1.32%    37.58%    22.96%    33.36%    28.58%    21.04%    -9.12%   -11.90%   -22.10%    11.76%     171.88%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------
                                 ONE      THREE     FIVE       TEN      SINCE
                                 YEAR     YEARS     YEARS     YEARS   INCEPTION*
--------------------------------------------------------------------------------
Oak Value Fund .............     2.65%     1.74%     0.70%    12.44%    12.26%
S&P 500 Index ..............     0.25%   -11.20%    -1.61%    10.04%    10.04%
--------------------------------------------------------------------------------

*    Inception date of the Oak Value Fund was January 18, 1993.
(A) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(B)  Not annualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
================================================================================
ASSETS
Investments in securities:
     At cost ................................................    $  252,874,867
                                                                 ==============
     At market value (Note 1) ...............................    $  284,859,381
Cash ........................................................            67,116
Receivable for capital shares sold ..........................         1,115,637
Dividends receivable ........................................            94,314
                                                                 --------------
     TOTAL ASSETS ...........................................       286,136,448
                                                                 --------------

LIABILITIES
Payable for securities purchased ............................        10,595,831
Payable for capital shares redeemed .........................         2,750,802
Accrued investment advisory fees (Note 3) ...................           184,838
Other accrued expenses ......................................            23,414
                                                                 --------------
     TOTAL LIABILITIES ......................................        13,554,885
                                                                 --------------

NET ASSETS ..................................................    $  272,581,563
                                                                 ==============

Net assets consist of:
Paid-in capital .............................................    $  250,206,663
Accumulated net realized losses from security transactions ..        (9,609,614)
Net unrealized appreciation on investments ..................        31,984,514
                                                                 --------------
Net assets ..................................................    $  272,581,563
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ................        10,654,584
                                                                 ==============

Net asset value, offering price and
  redemption price per share (Note 1) .......................    $        25.58
                                                                 ==============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003
================================================================================
INVESTMENT INCOME
     Dividends ..............................................    $    2,358,024
     Interest ...............................................            14,083
                                                                 --------------
          TOTAL INVESTMENT INCOME ...........................         2,372,107
                                                                 --------------

EXPENSES
     Investment advisory fees (Note 3) ......................         2,078,807
     Shareholder services and transfer agent fees (Note 3) ..           407,277
     Professional fees ......................................           136,278
     Trustees' fees and expenses ............................           113,939
     Administration fees (Note 3) ...........................            94,702
     Custodian fees .........................................            77,626
     Fund accounting fees (Note 3) ..........................            46,192
     Insurance expense ......................................            40,345
     Printing fees ..........................................            37,759
     Registration fees ......................................            34,189
     Other expenses .........................................            67,305
                                                                 --------------
          TOTAL EXPENSES ....................................         3,134,419
                                                                 --------------

NET INVESTMENT LOSS .........................................          (762,312)
                                                                 --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions .........        (8,599,400)
     Net change in unrealized appreciation/
       depreciation on investments ..........................        12,178,162
                                                                 --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............         3,578,762
                                                                 --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................    $    2,816,450
                                                                 ==============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                        YEAR               YEAR
                                                                       ENDED              ENDED
                                                                      JUNE 30,           JUNE 30,
                                                                        2003               2002
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss ......................................    $     (762,312)    $   (1,123,066)
     Net realized gains (losses) from security transactions ...        (8,599,400)         7,323,048
     Net change in unrealized appreciation/
       depreciation on investments ............................        12,178,162        (64,317,938)
                                                                   --------------     --------------
     Net increase (decrease) in net assets from operations ....         2,816,450        (58,117,956)
                                                                   --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains from security transactions .......                --         (7,323,620)
                                                                   --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ................................       101,301,189         91,689,838
     Net asset value of shares issued in reinvestment
       of distributions to shareholders .......................                --          7,148,844
     Cost of shares redeemed ..................................      (111,271,746)      (100,066,353)
                                                                   --------------     --------------
     Net decrease in net assets from capital share transactions        (9,970,557)        (1,227,671)
                                                                   --------------     --------------

NET DECREASE IN NET ASSETS ....................................        (7,154,107)       (66,669,247)

NET ASSETS:
     Beginning of year ........................................       279,735,670        346,404,917
                                                                   --------------     --------------
     End of year ..............................................    $  272,581,563     $  279,735,670
                                                                   ==============     ==============

SUMMARY OF CAPITAL SHARE ACTIVITY:
     Shares sold ..............................................         4,427,573          3,273,670
     Shares issued in reinvestment of distributions
       to shareholders ........................................                --            280,135
     Shares redeemed ..........................................        (5,000,009)        (3,594,574)
                                                                   --------------     --------------
     Net decrease in shares outstanding .......................          (572,436)           (40,769)
     Shares outstanding, beginning of year ....................        11,227,020         11,267,789
                                                                   --------------     --------------
     Shares outstanding, end of year ..........................        10,654,584         11,227,020
                                                                   ==============     ==============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================
                                             YEAR            YEAR            YEAR            YEAR           YEAR
                                            ENDED           ENDED           ENDED           ENDED           ENDED
                                           JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                             2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------
Net asset value beginning of year ....    $    24.92      $    30.74      $    25.13      $    27.96      $    27.04
                                          ----------      ----------      ----------      ----------      ----------

Income from investment operations:
     Net investment income (loss) ....         (0.07)          (0.10)          (0.03)           0.11            0.07
     Net realized and unrealized gains
       (losses) on investments .......          0.73           (5.05)           5.88           (1.48)           1.76
                                          ----------      ----------      ----------      ----------      ----------
Total from investment operations .....          0.66           (5.15)           5.85           (1.37)           1.83
                                          ----------      ----------      ----------      ----------      ----------

Less distributions:
     From net investment income ......            --              --              --           (0.11)          (0.07)
     From net realized gains from
       security transactions .........            --           (0.67)          (0.24)          (1.30)          (0.81)
     In excess of net realized gains .            --              --              --           (0.05)          (0.03)
                                          ----------      ----------      ----------      ----------      ----------
Total distributions ..................            --           (0.67)          (0.24)          (1.46)          (0.91)
                                          ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .......    $    25.58      $    24.92      $    30.74      $    25.13      $    27.96
                                          ==========      ==========      ==========      ==========      ==========

Total return .........................         2.65%         (16.81%)         23.32%          (7.91%)          6.80%
                                          ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ....    $  272,582      $  279,736      $  346,405      $  280,833      $  624,773
                                          ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
  net assets(a) ......................         1.36%           1.23%           1.22%           1.13%           1.10%

Ratio of net investment income
  (loss) to average net assets .......        (0.33%)         (0.36%)         (0.12%)          0.28%           0.27%

Portfolio turnover rate ..............           28%             63%             52%             22%             38%

(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000.

See accompanying notes to financial statements.

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
================================================================================
   SHARES        COMMON STOCKS -- 92.4%                               VALUE
--------------------------------------------------------------------------------
                 CONSUMER RELATED -- 10.8%
     451,300     Constellation Brands, Inc. - Class A (a) ..     $   14,170,820
     121,575     Ross Stores, Inc. .........................          5,196,116
     250,250     Zale Corp. (a) ............................         10,010,000
                                                                 --------------
                                                                     29,376,936
                                                                 --------------
                 DIVERSIFIED -- 16.5%
         115     Berkshire Hathaway, Inc. - Class A (a) ....          8,337,500
       8,654     Berkshire Hathaway, Inc. - Class B (a) ....         21,029,220
     850,150     Cendant Corp. (a) .........................         15,574,748
                                                                 --------------
                                                                     44,941,468
                                                                 --------------
                 FINANCE RELATED -- 10.6%
     194,725     Ambac Financial Group, Inc. ...............         12,900,531
     209,600     Certegy, Inc. (a) .........................          5,816,400
     388,800     Equifax, Inc. .............................         10,108,800
                                                                 --------------
                                                                     28,825,731
                                                                 --------------
                 HEALTHCARE -- 3.5%
     158,605     Merck & Co., Inc. .........................          9,603,533
                                                                 --------------

                 INSURANCE -- 8.9%
     102,975     AFLAC, Inc. ...............................          3,166,481
     185,000     PartnerRe, Ltd. ...........................          9,455,350
     139,825     XL Capital Ltd. - Class A .................         11,605,475
                                                                 --------------
                                                                     24,227,306
                                                                 --------------
                 MARKETING SERVICES -- 4.0%
     826,125     Interpublic Group Cos., Inc. ..............         11,053,553
                                                                 --------------

                 MEDIA -- 16.8%
     857,425     AOL Time Warner, Inc. (a) .................         13,795,968
     270,125     Dow Jones & Co., Inc. .....................         11,623,479
     128,985     E.W. Scripps Co. (The) - Class A ..........         11,443,549
     460,000     Walt Disney Co. (The) .....................          9,085,000
                                                                 --------------
                                                                     45,947,996
                                                                 --------------
                 TECHNOLOGY -- 10.1%
      76,850     Diebold, Inc. .............................          3,323,763
     333,075     Hewlett-Packard Co. .......................          7,094,497
     480,700     IMS Health, Inc. ..........................          8,647,793
     287,275     Waters Corp. (a) ..........................          8,368,321
                                                                 --------------
                                                                     27,434,374
                                                                 --------------
                 TELECOMMUNICATIONS -- 11.2%
   3,010,125     Charter Communications, Inc. - Class A (a)          11,950,196
     641,975     Comcast Corp. - Class A Special (a) .......         18,508,139
                                                                 --------------
                                                                     30,458,335
                                                                 --------------

                 TOTAL COMMON STOCKS (Cost $219,884,718) ...     $  251,869,232
                                                                 --------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
     PAR         U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.1%           VALUE
--------------------------------------------------------------------------------
$ 24,893,000     Federal Home Loan Bank, discount note,
                   due 7/1/03 (Cost $24,893,000) ...........     $   24,893,000
                                                                 --------------

================================================================================
   SHARES        CASH EQUIVALENTS -- 3.0%                             VALUE
--------------------------------------------------------------------------------
   8,097,149     First American Government Obligations Fund -
                   Class S (Cost $8,097,149) ...............     $    8,097,149
                                                                 --------------

                 TOTAL INVESTMENTS AT VALUE -- 104.5%
                 (Cost $252,874,867) .......................     $  284,859,381

                 LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.5%)    (12,277,818)
                                                                 --------------

                 NET ASSETS -- 100.0% ......................     $  272,581,563
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003
================================================================================

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of shares of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amotized cost value, absent unusual circumstances.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid during the year ended June 30, 2002 was long-term capital gains. There were no distributions during the year ended June 30, 2003.

The following information is computed on a tax basis for each item as of June 30, 2003:

--------------------------------------------------------------------------------
Cost of portfolio investments ..............................     $  252,884,903
                                                                 ==============
Gross unrealized appreciation ..............................     $   54,300,323
Gross unrealized depreciation ..............................        (22,325,845)
                                                                 --------------
Net unrealized appreciation ................................     $   31,974,478
                                                                 --------------
Capital loss carryforwards .................................         (1,025,302)
Post-October losses ........................................         (8,574,276)
                                                                 --------------
Total distributable earnings ...............................     $   22,374,900
                                                                 ==============
--------------------------------------------------------------------------------

As of June 30, 2003, the Fund had a capital loss carryforward of $1,025,302 which expires June 30, 2011. In addition, the Fund had net realized capital losses of $8,574,276 during the period November 1, 2002 through June 30, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2004. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended June 30, 2003, the Fund reclassified its net investment loss of $762,312 against paid-in-capital on the Statement of Assets and Liabilities. This reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended June 30, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $64,345,485 and $80,862,085, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC, the Fund's administrator, transfer agent and fund accounting services agent. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS -- During the year ended June 30, 2003, BISYS Fund Services Ohio, Inc. (BISYS) served as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS received a monthly fee based on the Fund's average daily net assets. Accordingly, during the year ended June 30, 2003, BISYS was paid $94,702 for administrative services.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintained the records of each shareholder's account, answered shareholders' inquiries concerning their accounts, processed purchases and redemptions of the Fund's shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, BISYS received a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimbursed BISYS for out-of-pocket expenses including, but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2003, BISYS was paid $201,244 for transfer agent fees.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculated the daily net asset value per share and maintained the financial books and records of the Fund. For these services, BISYS received a monthly fee based on the Fund's average daily net assets. In addition, the Fund paid certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities. Accordingly, during the year ended June 30, 2003, BISYS was paid $46,192 for fund accounting services.

Effective July 1, 2003, the Administration, Transfer Agency, and Fund Accounting Agreements with BISYS were terminated and similar agreements were entered into with Ultimus Fund Solutions, LLC.

4.   BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2003, the Fund had no outstanding borrowings under the line of credit.

INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Trustees of the Oak Value Fund of the Oak Value Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund, (the "Fund"), a series of the Oak Value Trust, including the schedule of investments, as of June 30, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended June 30, 2001, June 30, 2000, and June 30, 1999 were audited by other auditors whose report, dated August 3, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Columbus, Ohio
August 8, 2003

TRUSTEES AND OFFICERS
================================================================================
OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                             Term of                                        Portfolios      Other
                           Position(s)     Office; Term                                      in Fund     Directorships1
                           Held with        Served in         Principal Occupation(s)        Complex        Held by
Name, Address, and Age       Trust            Office            During Past 5 Years          Overseen       Trustee
-----------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*       President        Indefinite;       For more than the past five        1            None
3100 Tower Blvd.                            Since:            years, Mr. Coats has been
Suite. 700                                  July 2003         Executive Vice President
Durham, NC 27707                                              and Portfolio Manager with
Age: 43                                                       Oak Value Capital
                                                              Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*          Trustee and      Indefinite;       For more than the past five        1            None
3100 Tower Blvd.           Vice President   Since:            years, Mr. Sauer has been
Suite 700                                   February 2002     Senior Vice President, Director
Durham, NC 27707                                              of Research and Portfolio
Age: 41                                                       Manager with Oak Value
                                                              Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey           Vice President   Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999,
Age: 46                                                       President of Countrywide
                                                              Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mark J. Seger              Treasurer        Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999, First
Age: 41                                                       Vice President of Countrywide
                                                              Fund Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
John F. Splain             Secretary        Indefinite;       Managing Director of Ultimus       1            None
135 Merchant Street                         Since:            Fund Solutions, LLC and
Suite 230                                   July 2003         Ultimus Fund Distributors,
Cincinnati, OH 45246                                          LLC; prior to March 1999, First
Age: 46                                                       Vice President and Secretary
                                                              of Countrywide Fund
                                                              Services, Inc. and affiliated
                                                              companies.
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Coats and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                             Term of                                        Portfolios      Other
                           Position(s)     Office; Term                                      in Fund     Directorships1
                           Held with        Served in         Principal Occupation(s)        Complex        Held by
Name, Address, and Age       Trust            Office            During Past 5 Years          Overseen       Trustee
-----------------------------------------------------------------------------------------------------------------------
C. Russell Bryan           Trustee          Indefinite;       Director of Brookwood              1            None
112 Tryon Plaza                             Since:            Associates, L.L.C. (an invest-
Suite 1500                                  May 1995          ment banking firm); prior to
Charlotte, NC 28284                                           April 1999, Principal with
Age: 43                                                       NationsBanc Montgomery
                                                              Securities, Inc. (an investment
                                                              banking firm).
-----------------------------------------------------------------------------------------------------------------------
John M. Day                Trustee          Indefinite;       For more than the past five        1            None
5151 Glenwood Ave.                          Since:            years, Mr. Day has been
Raleigh, NC 27612                           May 1995          Managing Partner, Maynard
Age: 49                                                       Capital Partners (an
                                                              investment firm).
-----------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.      Trustee          Indefinite;       For more than the past five        1            None
1816 Front Street                           Since:            years, Mr. Jordan has served
Suite 320                                   May 1995          as the President of Practice
Durham, NC 27705                                              Management Services, Inc. (a
Age: 57                                                       medical practice management
                                                              firm).
-----------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.    Trustee          Indefinite;       Founder, Manatt, Phelps &          1            None
1501 M Street, NW                           Since:            Phillips, L.L.P. (a law firm);
Suite 700                                   February 2002     from 1999-2001, served as
Washington, DC 20005                                          U.S. Ambassador to the
Age: 67                                                       Dominican Republic.
-----------------------------------------------------------------------------------------------------------------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

                              OAK VALUE FUND

                              INVESTMENT ADVISER
                              Oak Value Capital Management, Inc.
                              3100 Tower Boulevard, Suite 700
                              Durham, North Carolina 27707
                              1-800-680-4199
                              www.oakvaluefund.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              135 Merchant Street, Suite 230
                              Cincinnati, Ohio 45246

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                              155 East Broad Street
                              Columbus, Ohio 43215

                              CUSTODIAN
                              U.S. Bank, N.A.
                              425 Walnut Street
                              Cincinnati, OH 45202

                              BOARD OF TRUSTEES
                              C. Russell Bryan
                              John M. Day
                              Joseph T. Jordan, Jr.
                              Charles T. Manatt
                              Matthew F. Sauer

                              OFFICERS
                              Larry D. Coats, Jr., President
                              Matthew F. Sauer, Vice President
                              Robert G. Dorsey, Vice President
                              Mark J. Seger, Treasurer
                              John F. Splain, Secretary

This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's website at http://sec.gov.

ITEM 2.   CODE OF ETHICS.

Not required

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEMS 5-6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)            Oak Value Trust
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ Larry D. Coats, Jr.
                           -----------------------------------------------------
                           Larry D. Coats, Jr., President

Date   August 29, 2003
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Larry D. Coats, Jr.
                           -----------------------------------------------------
                           Larry D. Coats, Jr., President

Date   August 29, 2003
     -------------------------


By (Signature and Title)*  /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer

Date   August 29, 2003
     -------------------------

* Print the name and title of each signing officer under his or her signature.